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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 10, 2003

                            PRO-FAC COOPERATIVE, INC.
               (Exact Name of Registrant as Specified in Charter)


                 New York                                0-20539                           16-6036816
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(State or other jurisdiction of incorporation)   (Commission File Number)      (IRS Employer Identification Number)


                90 Linden Oaks, P.O. Box 30682, Rochester, New York          14603-0682
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                      (Address of Principal Executive Offices)               (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850
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Item 12.  Results of Operations and Financial Condition

The registrant's press release dated November 10, 2003, which reports its financial results for the first quarter ended September 27, 2003, is furnished as Exhibit 99.1 to this Report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       PRO-FAC COOPERATIVE, INC.



Date: November 10, 2003                By: /s/ Stephen R. Wright
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                                           Stephen R. Wright, General Manager
                                              and Secretary
                                           (Principal Executive Officer and
                                              Principal Financial Officer)

                                INDEX TO EXHIBITS


Exhibit No.       Description
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99.1              Press release issued November 10, 2003.
